UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 03, 2025

PERDOCEO EDUCATION CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 E. Golf Rd. Suite 350
Schaumburg, Illinois		60173
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 781-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRDO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 3, 2025, Perdoceo Education Corporation (the “Company”) issued a press release announcing that its board of directors declared a quarterly dividend of $0.13 per share of common stock as part of the Company’s dividend policy, which will be paid on March 13, 2025, to holders of record of the Company’s common stock as of March 1, 2025. Any decision to pay future cash dividends, however, will be made by the board of directors and depend on the Company’s available retained earnings, financial condition and other relevant factors.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this Current Report on Form 8-K are listed in the “Exhibit Index,” which is contained herein and incorporated by reference herein.

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated February 3, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERDOCEO EDUCATION CORPORATION

Date:	February 3, 2025	By:	/s/ Ashish R. Ghia
Ashish R. Ghia Senior Vice President and Chief Financial Officer